Exhibit 10.50

LEASE AGREEMENT
dated as of February 15, 2007
between
CULPEPER LESSOR 2007-1 LLC,
a Delaware limited liability company,
as Lessor
And
NAP OF THE CAPITAL REGION, LLC,
a Florida limited liability company,
as Lessee
Facility located in Culpeper, Virginia

i

TABLE OF CONTENTS
(continued)

ii

TABLE OF CONTENTS
(continued)

iii

LEASE AGREEMENT
     THIS LEASE AGREEMENT (as hereafter amended and supplemented, the “Lease”), dated as of February 15, 2007, is made by and between CULPEPER LESSOR 2007-1 LLC, a Delaware limited liability company, as the Lessor, and NAP OF THE CAPITAL REGION, LLC, a Florida limited liability company, as the Lessee.
Preliminary Statement
     In accordance with the terms and provisions of the Participation Agreement, this Lease and the other Operative Documents, (i) the Lessor has agreed to acquire the Leased Property described in Appendix II hereto, (ii) the Lessor has agreed to lease the Leased Property to the Lessee, and (iii) the Lessee has agreed to rent the Leased Property from the Lessor.
     NOW, THEREFORE, in consideration of the mutual agreements contained in this Lease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS; INTERPRETATION
     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I hereto for all purposes hereof and the rules of interpretation set forth in Appendix I hereto shall apply to this Lease.
ARTICLE II
LEASE OF LEASED PROPERTY
          SECTION 2.1 Lease of Leased Property. The Lessor hereby demises and leases all of the Lessor’s interest in the Leased Property to the Lessee, and the Lessee hereby rents and leases all of the Lessor’s interest in the Leased Property from the Lessor, for and during the entire Lease Term.
          SECTION 2.2 Lease Term. The term of this Lease (the “Term”) shall commence on the Closing Date and, unless earlier terminated, shall end on the Lease Termination Date.
ARTICLE III
[INTENTIONALLY OMITTED]
ARTICLE IV
RENT
          SECTION 4.1 Rent.
          (a) Basic Rent. During the Lease Term, the Lessee shall pay to the Lessor Basic Rent in advance on each Rent Payment Date.

          (b) Lease Termination Date. On the Lease Termination Date, the Lessee shall pay to the Lessor an amount equal to the Lease Balance, including all amounts payable as Supplemental Rent in connection with the provisions of Article XI, Article XIV, and Sections 15.1, 15.2, 15.3, or 15.5 of this Lease and all other amounts provided in the Operative Documents.
          SECTION 4.2 Supplemental Rent. The Lessee shall pay to the Lessor, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document, any and all amounts constituting Supplemental Rent promptly as the same shall become due and payable, provided that if no such date is specified, such item of Supplemental Rent shall be due and payable promptly upon the Lessee’s receipt of a request for such payment from the Lessor or the party to whom such payment is due. In the event of any failure on the part of the Lessee to pay any Supplemental Rent, which failure constitutes an Event of Default, the Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid pursuant to this Section 4.2 shall be payable in the type of funds and in the manner set forth in Section 4.3(a) of this Lease.
          SECTION 4.3 Method of Payment.
          (a) Cash Payment. All Basic Rent and Supplemental Rent shall be paid by the Lessee to the Lessor (or, in the case of Supplemental Rent, to such Person as may be entitled thereto) at such place and in such manner as the Lessor (or such other Person) shall specify in writing to the Lessee. Each payment of Rent (including payments under Article XV hereof) shall be made by the Lessee prior to 10:00 a.m., New York, New York time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless with respect to Supplemental Rent such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day.
          (b) PIK Rent Payment. Notwithstanding the foregoing and in lieu of paying any installment of Basic Rent in the manner provided in Section 4.3(a) above, during the Lease Term, the Lessee hereby elects to increase the Lease Balance by the amount of such installment of Basic Rent that would have otherwise been due and payable on the applicable Rent Payment Date (a “PIK Rent Payment”), and the Lease Balance shall be automatically deemed to have been increased by the amount of the installment of Basic Rent that would have otherwise been payable by the Lessee on the applicable Rent Payment Date for all purposes, including, without limitation, for purposes of determining the amount of future installments of Basic Rent. At the request of the Lessor, the Lessee shall enter into any documents necessary to reflect an increase in the Lease Balance as a result of the Lessee’s election to make a PIK Rent Payment. Alternatively, Lessee may elect to pay any installment of Basic Rent in cash in lieu of a PIK Rent Payment by notifying the Lessor of such election in writing at least five (5) Business Days prior to the applicable Rent Payment Date.

          SECTION 4.4 Late Payment. If any Rent shall not be paid when due, the Lessee shall pay to the Lessor (or, in the case of Supplemental Rent, to such Person as may be entitled thereto), as Supplemental Rent, a late charge equal to five percent (5%) of the overdue amount, together with interest at the Overdue Rate (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof (without regard to any applicable grace period) to but excluding the Business Day of payment thereof.
          SECTION 4.5 Net Lease; No Setoff, Etc. This Lease is a net lease and, notwithstanding any other provision of this Lease, the Lessee shall pay all Basic Rent and Supplemental Rent and all other amounts due and payable under the Operative Documents, and all costs, charges, taxes, assessments and other expenses (foreseen or unforeseen) for which the Lessee or any Indemnitee is or shall become liable by reason of the Lessee’s or such Indemnitee’s estate, right, title or interest in the Leased Property, or that are connected with or arise out of the acquisition, installation, possession, use, occupancy, leasing, subleasing, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Property or any portion thereof, all of which shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction, and the Lessee’s obligation to pay all such amounts throughout the Lease Term is absolute and unconditional; provided, however, that the Lessor shall be solely responsible for income and franchise taxes as and to the extent provided in Section 7.4 of the Participation Agreement. The obligations and liabilities of the Lessee hereunder shall be absolute, unconditional and irrevocable and shall in no way be released, discharged or otherwise affected for any reason, including without limitation (i) any defect in the condition, merchantability, design, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with Applicable Law, including any inability to occupy or use the Leased Property by reason of such non-compliance, (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof, (iii) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof, including eviction, (iv) any defect in title to or rights to the Leased Property or any Lien on such title or rights or on the Leased Property, (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor, the Lessee or any other Person, (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, or any other Person, or by any court, in any such proceeding, (vii) any failure on the part of the Lessor or any other Person to perform or comply with any of the terms of this Lease or any other Operative Document, (viii) any invalidity or unforceability or disaffirmance of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof by or against the Lessee, (ix) any action by any court, administrative agency or other Governmental Authority, (x) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof, (xi) the impossibility of performance by the Lessee, the Lessor or both, (xii) any claim that the Lessee has or might have against any Person, including without limitation, the Lessor, (xiii) the failure of the Lessee to achieve any accounting or tax benefits or the charterization of the Transaction intended by Article XII of this Lease and Section 2.3 of the Participation Agreement, or (xiv) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, that could constitute a release or discharge, or otherwise affect, any obligation or liability of the Lessee, whether or not the Lessee shall have notice or knowledge of any of the foregoing; provided that the waivers and acknowledgements in this Section 4.5 shall not be deemed to be or construed as a waiver of the Purchase Option or any of the Lessee’s rights set forth in Article XV or the Lessor’s obligations contained in Article V. Except as specifically set forth in Articles XI or XV of this Lease, this Lease shall be noncancellable by the Lessee for any reason whatsoever, and the Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by the Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Article XI or Article XV of this Lease, the Lessee shall, unless prohibited by Applicable Law, nonetheless pay to the Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment (including the Lease Balance or any other amount due and payable under any Operative Documents) at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part. Each payment of Rent and any payment of the Lease Balance made by the Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, the Lessee shall not seek or have any right to recover all or any part of such payment from the Lessor, or any party to any agreements related thereto for any reason whatsoever. The Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Property and the Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either the Lessee or any subtenant of the Lessee on any account or for any reason whatsoever other than by reason of the Lessor’s willful misconduct or gross negligence or negligence in the handling of funds or breach of its obligations contained in Article V or Article XV; provided, however, any liability of the Lessor with respect to any such willful misconduct or gross negligence or negligence in the handling of funds or breach of its obligations contained in Article V or Article XV shall not limit or affect the Lessee’s absolute obligations as set forth in this Section 4.5.
          SECTION 4.6 The Lessee to Cooperate with the Lessor. The Lessee hereby agrees to use its best efforts to supply the Lessor with all such information necessary in order for the Lessor to maintain its books and accounts and prepare all required federal, state and local tax returns.
ARTICLE V
CONDITION OF LEASED PROPERTY; LESSEE’S ACKNOWLEDGEMENT
     THE LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE LEASED PROPERTY “AS IS, WHERE IS” WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) ALL APPLICABLE LAWS AND VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF OR ON THE CLOSING DATE. THE LESSOR HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) AND SHALL NOT BE DEEMED TO HAVE ANY

LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, COMPLIANCE WITH LAW, ENVIRONMENTAL CONDITION, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER (EXPRESS OR IMPLIED) WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF) AND THE LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW. ALL RISKS INCIDENTAL TO THE LEASED PROPERTY SHALL BE BORNE BY THE LESSEE, AND THE LESSOR SHALL HAVE NO RESPONSIBILITY WITH RESPECT THERETO. THE LESSOR HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED) AND SHALL NOT BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY, CONDITION, DESIGN, COMPLIANCE WITH LAW, ENVIRONMENTAL CONDITION, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER (EXPRESS OR IMPLIED) WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY DISCLAIMED, AND THE LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW except that the Lessor hereby represents, warrants and covenants and agrees that that the Leased Property shall at all times remain free of Lessor Liens. As between the Lessor and the Lessee, the Lessee shall be and acknowledges that it has been afforded full opportunity to inspect the Leased Property prior to the Closing Date, and shall enter into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between the Lessor, on the one hand, and the Lessee, on the other, are to be borne by the Lessee. The provisions of this Article V have been negotiated and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, express or implied, with respect to the Leased Property that may arise pursuant to any law now or hereafter in effect or otherwise.
ARTICLE VI
LIENS; EASEMENTS; PARTIAL CONVEYANCES
          SECTION 6.1 No Liens. Commencing on the Closing Date and thereafter, the Lessee shall not directly or indirectly create, incur or assume, any Lien on or with respect to the Leased Property, the title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Alterations constructed by the Lessee, except in all cases Permitted Liens. The Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep the Leased Property free and clear of, and duly to discharge, eliminate or bond in a manner reasonably satisfactory to the Lessor, any such Lien (other than Permitted Liens) if the same shall arise at any time.
          SECTION 6.2 Easements and Related Conveyances. Notwithstanding the provisions of Section 6.1, at the written request of the Lessee, and provided that no Default or Event of Default shall at the time have occurred and remain outstanding, the Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from the Lessee and receipt of the materials specified in the next succeeding sentence (and subject to the conditions set forth in the next succeeding sentence), within fifteen (15) business days of receipt of a request, consent to and join in any (i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate the Lessee’s use, development and construction of the Leased Property, (ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Leased Property or any portion thereof, (iii) dedication or transfer of portions of the Land, not improved with a building, for road, highway or other public purposes, and (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Leased Property or any portion thereof. The obligations of the Lessor pursuant to the preceding sentence shall be subject to the requirements that:
          (a) any such action shall be at the sole cost and expense of the Lessee and the Lessee shall pay all reasonable and documented out-of-pocket costs of the Lessor in connection therewith (including, without limitation, the reasonable and documented fees of attorneys, engineers and other professionals reasonably retained by such Persons in connection with any such action);
          (b) the Lessee shall have delivered to the Lessor a certificate of a Responsible Officer of the Lessee stating that (1) such action will not cause the Leased Property or any portion thereof to fail to comply with the provisions of this Lease or any other Operative Documents or with Applicable Law, (2) such action will not impair the Fair Market Sales Value of the Leased Property in any material respect, and (3) such action shall not affect any obligation of the Lessee hereunder and that this Lease and other Operative Documents to which the Lessee is a party are in full force and effect as against the Lessee;
          (c) all consideration received, if any, in connection with such action (net of all reasonable out-of-pocket expenses incurred by the Lessee and the Lessor in connection therewith) shall be paid to and retained by the Lessee, except that during the existence of any Default or Event of Default such consideration shall be paid to the Lessor;
          (d) the documentation in connection with any release or conveyance shall be in a form reasonably acceptable to the Lessor; and
          (e) in the case of any release or conveyance, if the Lessor so requests and to the extent available in the State, the Lessee will cause to be issued and delivered to the Lessor by the Title Insurance Company an endorsement to the Title Policy pursuant to which the Title Insurance Company agrees that its liability for the payment of any loss or damage under the terms and provisions of the Title Policy will not be affected by reason of the fact that a portion of the real property referred to in Schedule A of the Title Policy has been released or conveyed by the Lessor.

ARTICLE VII
MAINTENANCE AND REPAIR; EXISTING IMPROVEMENTS;
ALTERATIONS,
          SECTION 7.1 Maintenance and Repair; Compliance With Law. The Lessee, at its own expense, shall at all times during the Lease Term (i) maintain the Leased Property in good repair and condition (subject to ordinary wear and tear) and in accordance with prudent industry standards and all Insurance Requirements, (ii) make all repairs in accordance with, and maintain (whether or not such repairs or maintenance requires structural modifications or Alterations) and operate and otherwise keep the Leased Property in compliance with, Applicable Law (including, without limitation, Environmental Laws) and (iii) make all structural and nonstructural and ordinary and extraordinary (whether foreseen or unforeseen) repairs, replacements and renewals of the Leased Property or any part thereof which may be required to keep the Leased Property in the condition required by the preceding clauses (i) and (ii), including without limitation, (x) repairs, replacements and renewals that would constitute capital expenditures under GAAP if incurred by an owner of property, and (y) procuring, maintaining and complying with all licenses, permits, orders, approvals, consents and other authorizations required for the use, occupancy, maintenance and operation of the Leased Property. The Lessee waives any right that it may now have or hereafter acquire to (a) require the Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Property or (b) make repairs at the expense of the Lessor pursuant to any Applicable Law or other agreements or otherwise. The Lessor shall not be liable to the Lessee or to any contractors, subcontractors, laborers, materialmen, suppliers or vendors for services performed or material provided on or in connection with the Leased Property or any part thereof. The Lessor shall not be required to maintain, alter, repair, rebuild or replace the Leased Property in any way.
          SECTION 7.2 Existing Improvements. Following the Commencement Date, the Lessor acknowledges and agrees that the Lessee intends, at its sole cost and expense, to demolish all existing improvements located on the Land. In connection therewith, the Lessee covenants and agrees to complete all demolition work in compliance with all Applicable Law (including, without limitation, Environmental Laws) and to manage, transport and dispose of any and all debris resulting from such demolition work in compliance with all Applicable Law (including, without limitation, Environmental Laws), which disposition shall be off site if required by Environmental Laws and other Applicable Law. In addition, the Lessee further covenants and agrees not to cause any Release on or about the Leased Property during the course of such demolition work or during the management, transportation or disposal of the debris resulting from such demolition work.
          SECTION 7.3 Alterations. Following the demolition of the existing improvements on the Land in accordance with Section 7.2 above, during the Lease Term, the Lessee shall have the right, at any time and from time to time, without any notice to or consent of the Lessor, at the Lessee’s sole cost and expense, to make such Alterations, structural or otherwise, to the Leased Property as the Lessee shall deem necessary or desirable, subject to the following conditions:

          (a) No Alterations shall be undertaken until the Lessee shall have procured and paid for, so far as the same may be required from time to time, all required municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction, and the Lessor, at the Lessee’s expense, shall join in the application for such permits or authorizations whenever such action is necessary;
          (b) Any structural Alterations which are alterations to then-existing structures on the Leased Property shall not be undertaken until the Lessee has delivered to the Lessor (i) a certificate from a structural engineer stating that such Alterations shall not adversely affect the structural integrity of the Leased Property and (ii) a certificate from a Responsible Officer of the Lessee stating that such Alterations shall not impair the revenue production potential (in the Lessee’s business) of the Leased Property in any material respect;
          (c) All Alterations shall be located solely on the Leased Property and shall be of such a character that, when completed, the Fair Market Sales Value of the Leased Property shall be not less than the Fair Market Sales Value of the Leased Property immediately before any such Alterations;
          (d) All work done in connection with any Alterations shall be done in a good and workmanlike manner and in compliance with applicable building and zoning laws and with all other Applicable Law, and with all Insurance Requirements; the cost of any such Alterations shall be paid by the Lessee, so that the Leased Property shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied (other than inchoate liens or liens promptly paid or bonded off in accordance with Applicable Law and with the Lessor’s prior written consent); and the work of any Alterations shall be prosecuted with reasonable dispatch, unavoidable delays excepted;
          (e) Worker’s compensation insurance with the minimum coverage limits required by Applicable Law covering all persons employed in connection therewith and with respect to whom death or bodily injury claims could be asserted against the Lessor or the Lessee or the Leased Property and general liability and property damage insurance in accordance with the requirements of Article IX for the mutual benefit of the Lessor and the Lessee shall be maintained by the Lessee at all times when any work is in process in connection with any Alterations; and
          (f) The Lessee shall not make any Alterations in violation of the terms of any restriction, easement, condition, covenant or other similar matter affecting title to or binding on the Leased Property.
          SECTION 7.4 Title to Alterations. Title to all Alterations shall without further act vest in the Lessor and shall be deemed to constitute a part of the Leased Property and be subject to this Lease.
ARTICLE VIII
USE AND POSSESSION; CERTAIN CHARGES
          SECTION 8.1 Possession and Use of the Leased Property. The Lessee intends to construct Alterations on and to initially use and operate the Leased Property as a data center and collocation facility for Internet services and connections. Thereafter, during the Lease Term, the Lessee may use the Leased Property for any other uses and purposes permitted under applicable zoning and land use laws, provided such change in use does not have a material adverse impact on the Fair Market Sales Value of the Leased Property. The Lessee shall pay, or cause to be paid, all charges and costs required or incurred in connection with the use of the Leased Property as contemplated by this Lease. The Lessee shall not commit or permit any waste of the Leased Property or any part thereof.
          SECTION 8.2 Compliance with Requirements of Law and Insurance Requirements and Easements. Subject to the terms hereof relating to permitted contests described in Section 8.6, below, the Lessee, at its sole cost and expense, shall (a) comply in all respects with all Requirements of Law (including all Environmental Laws) and Insurance Requirements and Permitted Liens relating to the Leased Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Leased Property or interfere with the use and enjoyment of the Leased Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Leased Property and for the occupancy, use, operation, maintenance, repair and restoration of the Leased Property.
          SECTION 8.3 Utility Charges. During the Lease Term, the Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Leased Property. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.
          SECTION 8.4 Taxes. During the Lease Term, the Lessee shall pay when due and assume liability for all Taxes affecting or that may at any time become a Lien upon the Leased Property, and does hereby agree to indemnify, protect and defend the Leased Property and all Tax Indemnitees, and hold them harmless against, all Taxes in accordance with the provisions of Section 7.4 of the Participation Agreement.
          SECTION 8.5 Environmental Matters.
          (a) Promptly, but in any event within fifteen (15) days, after the Lessee’s obtaining knowledge of the existence of an Environmental Violation, the Lessee shall notify the Lessor in writing of such Environmental Violation, and the Lessee shall within an additional sixty (60) days deliver an Environmental Site Assessment in form and content acceptable to the Lessor evaluating the Environmental Violation and accompanied by a plan of remediation in reasonable detail that shall include, among other things, an estimate of the cost of implementing and completing the plan of remediation and an estimated time of completion for the remediation. If the Lessor (or any environmental engineer or consultant retained by the Lessor) shall require any supplements or revisions to the Environmental Site Assessment or to the proposed plan of remediation, the Lessee shall cause the same to be promptly supplemented and revised accordingly. If the Lessor shall not elect to terminate this Lease as provided in Section 8.5(b)

below, at the Lessee’s sole cost and expense, the Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the Environmental Site Assessment and the proposed plan of remediation, and in conformity with the terms of Section 8.2 hereof and Section 5.4(e) of the Participation Agreement, and shall cause any Lien resulting from the Environmental Violation to be released and discharged. If the Lessor does not deliver a Termination Notice, as provided in Section 8.5(b) below, the Lessee shall, upon completion of the remedial action, cause to be prepared a supplemental Environmental Site Assessment reflecting the completion of the remediation plan and describing the remedial actions taken by the Lessee (or its agents) pursuant thereto, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all respects with the plan of remediation and applicable Environmental Laws.
          (b) If an Environmental Violation occurs or is discovered the cost of remediation of which would exceed Two Hundred Fifty Thousand Dollars ($250,000) and the Lessee does not, within such reasonable period of time as maybe prescribed by the Lessor, undertake such actions as the Lessor may reasonably require to assure that such Environmental Violation will be remediated in accordance with Applicable Law, the Lessor and the Lessee each may terminate this Lease by giving written notice to the other party that this Lease is to be terminated as a consequence of the occurrence of such Environmental Violation (a “Termination Notice”), and, upon the giving of such Termination Notice, the Lessee shall be obligated, and hereby agrees, to purchase the Lessor’s interest in the Leased Property on or prior to the date occurring sixty (60) days after the date of the Termination Notice by paying to the Lessor an amount equal to the Lease Balance on such termination date. On the day of the payment by the Lessee of the Lease Balance in accordance with the Termination Notice (such day, the “Termination Date”), this Lease shall terminate with respect to the Leased Property; provided, however, that such termination shall not release the Lessee from or effect a waiver of any of the Lessee’s remaining obligations under the Operative Documents (except to the extent of such payment of the Lease Balance), including, without limitation, Lessee’s indemnification obligations under Section 7 of the Participation Agreement. Upon the Lessor’s receipt of such amount, the Lessor shall cause its entire interest in the Leased Property to be conveyed to the Lessee in accordance with and subject to the Purchase Procedure as set forth in Section 15.5 below; provided, however, that (i) such conveyance shall be subject to Permitted Liens, but free and clear of Lessor Liens, (ii) the Lessor shall have no obligation to remove title defects other than the Lessor’s obligation to remove Lessor Liens and (iii) the Lessee’s failure to obtain a title insurance policy shall not affect the Lessee’s obligation to so purchase the Lessor’s interest in the Leased Property. Upon completion of such purchase and payment in full of the Lease Balance, but not prior thereto, the Leased Property shall be deemed released from this Lease, and all obligations of the Lessee and the Lessor with respect to the Leased Property shall terminate, except with respect to obligations, indemnities and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated in the Operative Documents to survive termination of this Lease. Upon the consummation of the purchase of the Leased Property pursuant to this Section, and the payment in full of the Lease Balance, any proceeds derived from insurance maintained by the Lessee pursuant to this Lease for the Leased Property in the hands of or under the control of the Lessor shall be paid over to, or retained by, the Lessee or as it may direct, and, to the extent permitted by Applicable Law and applicable contractual agreements and/or policies, the Lessor shall assign to the Lessee without warranty, all of the Lessor’s rights to and interest in any claims relating to the Leased Property under such insurance and to any subrogation claims resulting from such Environmental Violation.

          (c) Promptly, but in any event within fifteen (15) days from the Lessee’s obtaining knowledge thereof, the Lessee shall provide to the Lessor written notice of any pending or, to the Lessee’s knowledge, threatened claim, action or proceeding involving any Environmental Law or any Release on or about the Leased Property (an “Environmental Claim”). All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee’s proposed response thereto. In addition, the Lessee shall provide to the Lessor, within fifteen (15) days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Claim. The Lessee shall also promptly provide such detailed reports of any Environmental Claims as may reasonably be requested by the Lessor.
          SECTION 8.6 Permitted Contests. If no Default or Event of Default has occurred and remains outstanding, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to the Leased Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance, permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal, proceeding, nonconforming use, variance, permit, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor, involve (A) any risk of criminal liability being imposed on the Lessor or the Leased Property, or (B) any risk of (1) foreclosure, forfeiture or loss of the Leased Property, or any part thereof, or (2) the nonpayment of Basic Rent or (C) any risk of (1) the sale of, or the creation of any Lien (other than a Permitted Lien) on, any part of the Leased Property, (2) civil liability being imposed on the Lessor or the Leased Property, or (3) interference with, the use, possession or disposition of the Leased Property in any respect. The Lessor will not be required to join in any proceedings pursuant to this Section 8.6 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of the Lessor; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) no Default or Event of Default has occurred and is continuing and (ii) the Lessee pays all related expenses and indemnifies the Lessor. The right of the Lessee to contest any Applicable Law as provided in this Section 8.6 shall not limit the Lessee’s indemnification obligations set forth in Article VII of the Participation Agreement and elsewhere in the Operative Documents. To the extent of any conflicts between this Section 8.6 and Article VII of the Participation Agreement, the Participation Agreement shall control.
ARTICLE IX
INSURANCE
          SECTION 9.1 Insurance Coverages. At all times (except as otherwise indicated) during which there exist any Alterations on the Leased Property, the Lessee, at its sole cost and expense, shall cause the Leased Property and such Alterations to be insured for the benefit of the Lessor and the Lessee against the following:

          (a) loss or damage by fire, vandalism and malicious mischief and such other risks as may be included in the so-called “Special Form” form of insurance providing coverage against all risks of physical loss, in an amount not less than the then Full Replacement Cost of all such Alterations on the Leased Property; and
          (b) flood hazard coverage, if available under any applicable federal flood insurance program, in an amount reasonably satisfactory to the Lessor (but only if the Leased Property is located in a special flood hazard area).
     At any time during which the Lessee is making any Alterations, as to such Alterations under construction, the Lessee shall carry or cause to be carried builder’s risk coverage under a so-called “Special Form” non-reporting completed value form of policy. The term “Full Replacement Cost” shall mean the actual replacement cost of the Alterations (excluding foundation and excavation costs) without physical depreciation, including, without limitation, any costs that may be required to cause the Alterations to be reconstructed in accordance with then-current Applicable Law.
          SECTION 9.2 Liability Insurance. The Lessee shall also maintain insurance for the mutual benefit of the Lessor, each other Indemnitee, and the Lessee against claims for death, personal injury, bodily injury and property damage with respect to the Leased Property, under a policy of general public liability insurance, on an occurrence basis, with such limits as may reasonably be required by the Lessor from time to time, but not less than $2,000,000 combined single limit, per occurrence (unless otherwise agreed to in writing by the Lessor), with excess umbrella liability coverage of not less than $10,000,000.
          SECTION 9.3 Policies. All insurance provided for under this Lease shall be effected under valid enforceable policies issued by insurers of recognized responsibility, qualified to do business in the State in which the Leased Property is located, having a Best Insurance Guide Rating of A/VIII or better (or an equivalent rating from another publication of a similar nature as shall be in current use and approved by the Lessor), or otherwise reasonably acceptable to the Lessor. Upon the execution of this Lease, the Lessee shall deliver to the Lessor original certificates of such insurance and copies of such policies in form reasonably satisfactory to the Lessor. At least thirty (30) days prior to the expiration date of any policy, a certificate of the renewal policy for such insurance shall be delivered by the Lessee to the Lessor, and certificates thereof in form reasonably satisfactory to the Lessor shall be delivered as aforesaid, together with satisfactory evidence of payment of the premium thereon. All policies referred to in Section 9.1 shall contain agreements by the insurers that (i) any loss shall be payable to the Lessor, notwithstanding any act or negligence of the Lessee or any Person having an interest in the Leased Property which might otherwise result in forfeiture of said insurance, provided that all such policies of insurance (including, without limitation, builder’s risk insurance) shall name the Lessor, its successors and assigns, as mortgagee and sole loss payee, (ii) such policies shall not be cancelable except upon thirty (30) days’ prior written notice to each named insured and loss payee, (iii) the coverage afforded thereby shall not be affected by the performance of any work in or about the Leased Property, (iv) all rights of subrogation, offset, counterclaim or other deduction are waived against the Lessor, the Lessee and their respective officers, employees, directors, incorporators, shareholders and agents, and (v) the coverage afforded by such policies is primary without any right of contribution. Notwithstanding the foregoing, in lieu of delivering copies of policies pursuant to this Article IX on the Closing Date, the Lessee may provide certificates of such insurance on form ACCORD 28 (or the equivalent), executed by each insurance company or its authorized agent, provided that all certificates and evidence of insurance shall contain information reasonably satisfactory to the Lessor (including, without limitation, attachment and/or itemization of all applicable coverages and endorsements). All policies shall be written to avoid application of co-insurance.
          SECTION 9.4 Insured and Loss Payee Provisions. All policies of insurance required herein shall name the Lessor, its successors and/or assigns, as an additional insured as its interests may appear. All policies referred to in Section 9.1 (including, without limitation, builder’s risk insurance), shall name the Lessor, its successors and/or assigns, as mortgagee and sole loss payee. The loss, if any, under the policies referred to in Section 9.1 shall be adjusted with the insurance companies with joint participation by the Lessee and the Lessor. To the extent there is a Fee Mortgagee or an Approved Leasehold Mortgagee at the time of such loss, such Fee Mortgagee and/or such Approved Leasehold Mortgagee shall also be entitled to participate with the Lessee and the Lessor in adjustment of such loss. The loss, if any, under all policies referred to in Section 9.1 shall be payable to the Lessor. All such policies shall expressly provide that loss thereunder shall be adjusted and paid as provided in this Section. Any loss paid to the Lessee under any insurance policy referred to in Section 9.1 shall be held by the Lessee in trust for application to the cost of restoring, repairing, replacing or rebuilding the Leased Property. Prior to the occurrence of any Default or Event of Default, any loss paid to the Lessor shall be applied by it and disbursed by it in accordance with the provisions of Section 11.6 of this Lease.
          SECTION 9.5 Other Insurance. With the prior written consent of the Lessor, the Lessee may take out insurance of the kind and in the amounts provided for under Section 9.1 and 9.2 under a blanket insurance policy or policies which can cover other properties owned or operated by the Lessee as well as the Leased Property; provided, however, that any such policy of insurance shall (a) specify therein, or the Lessee shall furnish the Lessor with a written statement from the insurers under such policies specifying, the amount of the total insurance allocated to the Leased Property, which amount shall be not less than the amount required by this Article IX to be carried, and (b) not contain any clause which would result in the insured thereunder being required to carry insurance with respect to the property covered thereby in an amount equal to a minimum specific percentage of the value of such property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under such policy. The Lessee shall furnish to the Lessor, within thirty (30) days after the filing thereof with any insurance rate-making body, copies of the schedule or make-up of all property covered by every such policy of blanket insurance.
          SECTION 9.6 Deductibles. Any insurance provided for under this Lease may provide for commercially reasonable deductibles.
          SECTION 9.7 Failure to Maintain Insurance. If the Lessee shall fail to maintain any insurance required to be maintained herein or in any other Operative Document, then without limiting the application of the provisions of Article XIII(d) hereof, the Lessor may, but shall not be required to, obtain such insurance on behalf of the Lessee. In the event the Lessor shall obtain such insurance, (a) the Lessee shall pay the costs of obtaining such insurance as Supplemental Rent upon demand therefore, plus interest thereon at the Overdue Rate from that due date until paid by the Lessee, and (b) the Lessee may provide other insurance conforming to the requirements of this Lease, in which instance any insurance obtained by the Lessor shall be cancelled at its request. The rights of the Lessor under this Section 9.7 shall be in addition to, and not in place of, any other rights such parties may have under this Lease and the other Operative Documents.
ARTICLE X
ASSIGNMENT AND SUBLEASING; OTHER TRANSFERS
          SECTION 10.1 Assignment. Except as provided in Section 10.4, during the Lease Term, the Lessee may not assign, transfer or encumber, in whole or in part, any of its right, title or interest in, to or under this Lease without the Lessor’s prior consent, which consent may be given or withheld in the Lessor’s sole and absolute discretion. Any attempted assignment, transfer or encumbrance made without the Lessor’s prior consent shall be null and void.
          SECTION 10.2 Sublease. During the Lease Term, the Lessee may not sublease, all or any portion of the Leased Property to any Person, without the Lessor’s prior consent, which consent may be given or withheld in the Lessor’s sole and absolute discretion. Notwithstanding the foregoing, the Lessee may, without the prior consent of the Lessor, (i) as necessary or appropriate for the operation of the Lessee’s business, sublease the Leased Property to a direct or indirect wholly-owned subsidiary of the Lessee or the Guarantor, (ii) sublease the Leased Property to any Person in connection with any merger, acquisition or consolidation of the Lessee and/or the Guarantor or the acquisition of all or substantially all of the assets of the Lessee and/or the Guarantor, and (iii) sublease (or grant a license to use) all or any portion of the Leased Property to any Person on arm’s length terms in the ordinary course of the Lessee’s business operations. The Lessee shall notify the Lessor promptly, and in any event within ten (10) days, of its entering into any sublease (or license agreement) not requiring the Lessor’s prior consent and which is Material and shall provide the Lessor with a copy of such sublease (or license agreement). The Lessor covenants and agrees not to interfere with or disturb a subtenant’s possession of the Leased Property or any applicable portion thereof, so long as (a) such subtenant is not then in default under its sublease beyond any applicable notice and cure periods, (b) such subtenant continues to pay the rent provided for in its sublease and to perform all of its other obligations under its sublease as and when the same become due and (c) such subtenant agrees to attorn to and be bound under its sublease to the Lessor or any subsequent purchaser of the Leased Property.
          SECTION 10.3 No Release. No assignment or sublease will discharge or diminish any of the Lessee’s obligations hereunder, and the Lessee shall remain directly and primarily liable under the Lease with respect to the Leased Property.
          SECTION 10.4 Leasehold Financing.
          (a) Notwithstanding anything contained in Section 10.1 above to the contrary, the Lessee may, without the Lessor’s prior written consent, mortgage, pledge or collaterally assign all of the Lessee’s right, title or interest in, to or under this Lease (each, an “Approved

Leasehold Financing”) to or for the benefit of the holders of the Subordinated Notes and the holders of the Senior Notes (each, an “Approved Leasehold Mortgagee”). The Lessee shall notify the Lessor promptly, and in any event within ten (10) days, of its entering into an Approved Leasehold Financing, and shall provide the Lessor with copies of any and all documents related to each such Approved Leasehold Financing.
          (b) In connection with an Approved Leasehold Financing, the Lessor covenants and agrees with and for the benefit of the Approved Leasehold Mortgagee, subject to the terms of the Approved Leasehold Financing, as follows:
     (i) Upon the occurrence of an Event of Default, the Lessor shall give written notice thereof to the Approved Leasehold Mortgagee, and before the Lessor may exercise any remedies hereunder as a result of such Event of Default, the Lessor shall provide the Approved Leasehold Mortgagee with the right to cure such Event of Default for a period of thirty (30) days after the Approved Leasehold Mortgagee’s receipt of such notice;
     (ii) Following the occurrence of an event of default and foreclosure under the Approved Leasehold Financing, the Approved Leasehold Mortgagee may elect to exercise the Purchase Option in accordance with the terms of Article XV;
     (iii) For so long as such Approved Leasehold Financing remains in effect, the economic terms of this Lease may not be modified or amended without the prior written consent of the Approved Leasehold Mortgagee;
     (iv) This Lease may be assigned by the Lessee to the Approved Leasehold Mortgagee without the Lessor’s prior written consent; provided, however, in the event of such assignment, the Lessor may, at its option, require the Approved Leasehold Mortgagee to exercise the Purchase Option in accordance with the terms of Article XV; and
     (v) If this Lease terminates as a result of the Lessor exercising its remedies hereunder following the occurrence of an Event of Default, upon the request of the Approved Leasehold Mortgagee, the Lessor shall, within thirty (30) days of such termination, enter into a new lease with the Approved Leasehold Mortgagee, upon substantially the same terms and conditions as set forth herein, provided the Approved Leasehold Mortgagee has paid the Lease Balance to the Lessor.
          (c) The Lessee acknowledges and agrees that an Approved Leasehold Financing shall encumber only the Lessee’s right, title and interest in and to the Leased Property created by this Lease and shall not in any way encumber the Lessor’s fee simple title to the Leased Property or affect the Lessor’s right to receive any payments provided for under this Lease.
          SECTION 10.5 Transfer by Lessor. The Lessor shall have the right, without the consent of the Lessee, to sell, transfer, assign, convey or mortgage all or any portion of its right, title and interest in the Leased Property. If no Default or Event of Default shall have occurred and be continuing, any such sale, transfer, assignment, conveyance or mortgage shall be made subject to this Lease, and Lessee’s right of possession and other rights under this Lease, including the Lessee’s Purchase Option. At the request of the Lessor, the Lessee shall, at the Lessee’s sole cost and expense, cooperate with the Lessor’s efforts to facilitate any such sale, transfer, assignment, conveyance or mortgage transaction.
ARTICLE XI
LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE
          SECTION 11.1 Event of Loss. Any single event (including a Release) affecting Alterations to the Leased Property (i) which would otherwise constitute a Casualty, (ii) which (A) in the good-faith judgment of the Lessee, renders repair and restoration of the Leased Property impractical or uneconomical, or (B) requires in excess of $500,000 to remedy or repair, and (iii) as to which the Lessee, within sixty (60) days after the occurrence of such event, delivers to the Lessor an Officer’s Certificate notifying the Lessor of such event and of such judgment, shall constitute an “Event of Loss”. Upon the occurrence of any Event of Loss or Casualty, the Lessee shall promptly, and in any event within five (5) Business Days following the occurrence thereof, deliver written notice describing the Event of Loss or Casualty to the Lessor. In the case of any event (other than an Event of Loss) which constitutes a Casualty, the Lessee shall restore and rebuild the Leased Property pursuant to Section 11.3. If an Event of Loss other than an Event of Taking shall occur, the Lessee shall pay to the Lessor on the next Rent Payment Date following delivery of the Officer’s Certificate pursuant to clause (iii) of the preceding sentence an amount equal to the Lease Balance as of such date. Upon the Lessor’s receipt of the Lease Balance on such date, the Lessor shall cause the Lessor’s interest in the Leased Property to be conveyed to the Lessee in accordance with the Purchase Procedure as set forth in Section 15.5 hereof. Upon completion of such purchase, including payment in full of the Lease Balance, but not prior thereto, the Leased Property shall be deemed released from this Lease and all obligations of the Lessee and the Lessor with respect to the Leased Property shall terminate, except with respect to obligations, indemnities and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated in Section 18.14 or elsewhere herein or the other Operative Documents to survive termination of this Lease. Upon the consummation of the purchase of the Leased Property pursuant to this Section 11.1, and the payment of the Lease Balance and all other amounts owed to the Lessor, any proceeds derived from insurance maintained by the Lessee pursuant to this Lease shall be paid over to, or retained by, the Lessee or as it may direct, and the Lessor shall assign to the Lessee, without warranty, all of the Lessor’s rights to and interest in the proceeds of insurance with respect to such Event of Loss required to be maintained by the Lessee pursuant to this Lease.
          SECTION 11.2 Event of Taking. Any event which (a) constitutes a taking of title to all or substantially all of the Leased Property (including, without limitation, any Appurtenances), or (b) (i) would otherwise constitute a Condemnation of the Leased Property, (ii) that (A) either (1) in the good-faith judgment of the Lessee, renders restoration and rebuilding of the Leased Property impossible, impractical or uneconomical, or (2) involves a potential Award in excess of $250,000 and (B) as to which the Lessee, within sixty (60) days after the occurrence of such event, delivers to the Lessor an Officer’s Certificate notifying the Lessor of such event, of such judgment and of the date (or the Lessee’s best estimate thereof) on which the Lessee shall be required to relinquish possession of the Leased Property (or the affected portion thereof), shall constitute an “Event of Taking”. Upon its receipt of any notice from any Governmental Authority concerning any Condemnation, the Lessee shall promptly, and in any event within five (5) Business Days following the receipt thereof, deliver a copy of such notice to the Lessor. In the case of any event (other than an Event of Taking) which constitutes a Condemnation, the Lessee shall restore and rebuild the Leased Property pursuant to Section 11.4. If an Event of Taking shall occur, the Lessee shall pay to the Lessor on the Rent Payment Date next preceding the date on which the Lessee is required to relinquish possession of the Leased Property (or the affected portion thereof), an amount equal to the Lease Balance. Upon the Lessor’s receipt of the Lease Balance on such date, the Lessor shall cause the Lessor’s interest in the Leased Property to be conveyed to the Lessee in accordance with and subject to the Purchase Procedure as set forth in Section 15.5 hereof; provided, however, that (A) such conveyance shall be free and clear of the Lessor Liens and the lien of the Operative Documents, (B) such conveyance shall be subject to all rights of the condemning authority, (C) the Lessor shall have no obligation to remove title defects other than the Lessor Liens and (D) the Lessee’s ability to obtain a title insurance policy shall not affect the Lessee’s obligation to purchase the Lessor’s interest in the Leased Property. Upon completion of such purchase, including payment in full of the Lease Balance, but not prior thereto, the Leased Property shall be deemed released from this Lease and all obligations of the Lessee and the Lessor under this Lease with respect to the Leased Property shall terminate, except with respect to obligations, indemnities and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated in Section 18.14 or elsewhere herein or in the Operative Documents to survive termination of this Lease. Upon the payment of the Lease Balance and the consummation of the purchase of the Leased Property pursuant to this Section 11.2, the net amount of all Awards received by the Lessor, after deducting any portion thereof applied to the payment of the Lease Balance, and any reasonable, documented and unreimbursed costs incurred by the Lessor in collecting such Awards received or payable on account of an Event of Taking during the Lease Term, shall be paid to the Lessee, and all rights of the Lessor in Awards not then received shall be assigned to the Lessee, without warranty, by the Lessor.
          SECTION 11.3 Casualty. Upon any Casualty during the Lease Term with respect to any portion of any Alteration to the Leased Property which is not an Event of Loss, this Lease shall remain in full force and effect, without any abatement or reduction of Rent. If the cost of repair of such Casualty would exceed Two Hundred Fifty Thousand Dollars ($250,000), the Lessee shall give to the Lessor written notice thereof. As soon as practicable after a Casualty, the Lessee, at its sole cost and expense, shall repair and rebuild the affected portions of the Leased Property suffering such Casualty (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by Section 7.1 hereof, whether or not insurance proceeds are sufficient; provided, that the value and functional capability of such item as restored is at least equivalent to the value and functional capability of such item as in effect immediately prior to the occurrence of such Casualty (assuming such item was in the condition required by this Lease). Insurance proceeds received with respect to any Casualty shall be held by a creditworthy depository reasonably acceptable to the Lessor and the Lessee (which may be the Fee Mortgagee, if applicable, provided the Fee Mortgagee is an institutional lender) and made available to the Lessee to pay costs actually incurred by the Lessee to restore the Leased Property as required herein and to comply with the provisions of Sections 7.1 and 7.2 hereof.

          SECTION 11.4 Condemnation. In case of a Condemnation or a requisition for temporary use of all or a portion of the Leased Property, in either case, which is not an Event of Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Rent, and the proceeds received from any Governmental Authority relating to a Condemnation for the affected portion of the Leased Property shall, so long as no Default or Event of Default exists, be paid to the Lessee. Notwithstanding anything herein to the contrary, any portion of such proceeds that is awarded with respect to the time period after the expiration or termination of the Lease Term (unless the Lessee shall have exercised an option to purchase the Leased Property and consummated such purchase) shall be paid to the Lessor; provided, that if the Lessee has purchased the Leased Property and the Lessor has received the full amount of the Lease Balance, such proceeds (or the portion of such proceeds in excess of the portion thereof applied to the Lease Balance) shall be paid over to the Lessee.
          SECTION 11.5 Verification of Restoration and Rebuilding. The Lessee will promptly notify the Lessor of the completion of the restoration or rebuilding of the Leased Property, as applicable, after a Casualty or Condemnation. After completion of such restoration and rebuilding and in order to verify the Lessee’s compliance with the foregoing Sections 11.3 and 11.4, the Lessor and its representatives may, upon reasonable prior notice to the Lessee, during normal business hours, inspect the Leased Property and the completion of the restoration and rebuilding of the Leased Property, as applicable. All reasonable and documented out-of-pocket costs of such inspection incurred by the Lessor will be paid by the Lessee promptly after written request. No such inspection shall unreasonably interfere with the Lessee’s operations or the operations of any other occupant of the Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the inspecting parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent such inspecting party causes damage to the Leased Property or any property of the Lessee or any other Person during the course of such inspection.
          SECTION 11.6 Application of Payments.
          (a) All proceeds (except for payments under insurance policies not required under Article IX of this Lease) received at any time by the Lessor or the Lessee from any Governmental Authority or other Person with respect to any Condemnation or Casualty to the Leased Property or any part thereof or with respect to an Event of Loss or an Event of Taking, plus the amount of any payment that would have been due from an insurer but for the Lessee’s deductibles (“Loss Proceeds”), shall (except to the extent Section 11.9 applies) be applied as follows:
     (i) In the event the Lessee has purchased the Leased Property pursuant to Section 11.1 or Section 11.2 and the Lessor has received the full amount of the Lease Balance, such Loss Proceeds shall be applied as set forth in Section 11.1 or Section 11.2, as the case may be;
     (ii) In the event of a Casualty with respect to which the Lessee is obligated to repair and rebuild the Leased Property pursuant to Section 11.3, the Loss Proceeds shall be deposited with a creditworthy depository reasonably acceptable to the Lessor and the Lessee (which may be the Fee Mortgagee, if applicable, provided the Fee Mortgagee is an institutional lender), and, so long as no Default or Event of Default has occurred or is then continuing, such Loss Proceeds shall be made available to the Lessee as such repair and restoration work progresses to pay the costs associated therewith, upon receipt by the Lessor of certificates, bills, invoices and other evidence of such costs as the Lessor may reasonably require. Any balance remaining after compliance with this Section 11.6(a)(ii) with respect to such Casualty shall be paid to the Lessee or to its Approved Leasehold Mortgagee, provided that after the occurrence and during the continuance of a Default or an Event of Default, such balance shall be paid to the Lessor for application to the Lease Balance and all other amounts owing to the Lessor under the Operative Documents. If a Default or Event of Default has occurred and is continuing, any amounts which otherwise would have been made available to the Lessee hereunder shall be retained by the Lessor and applied to payment of the Lease Balance and all other amounts owing to the Lessor under the Operative Documents;
     (iii) In the event of a Condemnation with respect to which the Lessee is obligated to repair and rebuild the Leased Property pursuant to Section 11.4, the Award shall be deposited with a creditworthy depositary reasonably acceptable to the Lessor and the Lessee (which may be the Fee Mortgagee, if applicable, provided the Fee Mortgagee is an institutional lender), and so long as no Default or Event of Default has occurred and is then continuing, such Award shall be made available to the Lessee as such repair and restoration work progresses to pay the costs associated therewith, upon receipt by the Lessor of certificates, bills, invoices and other evidence of such costs as the Lessor may reasonably require. Any balance remaining after compliance with this Section 11.6(a)(iii) with respect to such Condemnation shall be paid to the Lessee or to its Approved Leasehold Mortgagee, provided that after the occurrence and during the continuance of a Default or an Event of Default, such balance shall be paid to the Lessor for application to the Lease Balance. If a Default or Event of Default has occurred and is continuing, any amounts which otherwise would be payable to the Lessee hereunder shall be retained by the Lessor and applied to the payment of the Lease Balance and all other amounts owing to the Lessor under the Operative Documents; and
     (iv) As provided in Section 11.8 if such Section is applicable.
          (b) During any period of repair or rebuilding pursuant to this Article XI, this Lease will remain in full force and effect and Basic Rent and Supplemental Rent shall continue to accrue and be payable without abatement or reduction. The Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this Section 11.6. Such records shall be kept on file by the Lessee at its offices and shall be made available to the Lessor upon request.
          SECTION 11.7 Prosecution of Awards.
          (a) If any Condemnation shall occur, the Lessee shall give to the Lessor promptly, but in any event within five (5) Business Days after the occurrence of such Condemnation, written notice of such occurrence and the date thereof, generally describing the nature and extent of such Condemnation. With respect to any Event of Taking or any Condemnation, the Lessee and the Lessor shall jointly participate in the negotiations with the relevant Governmental Authority as to the total amount of the Awards. To the extent there is a Fee Mortgagee or an Approved Leasehold Mortgagee at the time of such Event of Taking or such Condemnation, such Fee Mortgagee and/or such Approved Leasehold Mortgagee shall also be entitled to participate with the Lessee and the Lessor in such negotiations.
          (b) Notwithstanding the foregoing, the Lessee may prosecute, and the Lessor shall have no interest in, any claim with respect to the Lessee’s Personal Property, and the Lessee’s relocation expenses and any other relocation benefits available to the Lessee under applicable law.
          SECTION 11.8 Application of Certain Payments Not Relating to an Event of Taking. In case of a requisition for temporary use of all or a portion of the Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Basic Rent, and unless a Default or an Event of Default has occurred and is continuing, the Award attributable thereto shall be paid to the Lessee.
          SECTION 11.9 Other Dispositions. Notwithstanding the foregoing provisions of this Article XI, upon the occurrence of any Default or Event of Default, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to this Article XI shall be paid to, and retained by, the Lessor and applied to the payment of the Lease Balance and all other amounts owing to the Lessor under the Operative Documents.
          SECTION 11.10 No Rent Abatement. Rent shall not abate hereunder by reason of any Casualty, any Event of Loss, any Event of Taking or any Condemnation, and the Lessee shall continue to perform and fulfill all of the Lessee’s obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.
ARTICLE XII
NATURE OF TRANSACTION; INTEREST CONVEYED TO LESSEE
          (a) Intent of the Parties. The parties hereto intend that for all purposes, including federal and all state and local income tax purposes, state property tax, transfer tax and commercial law and bankruptcy purposes, (A) this Lease will be treated as a financing arrangement, (B) the Lessor will be deemed to be making a loan to the Lessee in an aggregate amount equal to the Lease Balance, which loan is secured by the Leased Property and (C) the Lessee will be treated as the owner of the Leased Property and will be entitled to all tax benefits ordinarily available to an owner of properties like the Leased Property for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that the Lessor has not made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The parties hereto will not take any position inconsistent with the intentions expressed herein.

     It is the intent of the parties hereto that this Lease grants a security interest and deed of trust lien, as the case may be, on the Leased Property to and for the benefit of the Lessor to secure the Lessee’s performance under and payment of all amounts under this Lease and the other Operative Documents.
          (b) Deed of Trust and Security Agreement. It is the intent of the parties hereto that (i) the obligations of the Lessee under this Lease to pay Basic Rent and Supplemental Rent, and the Lease Balance in connection with any purchase of the Leased Property, or as otherwise required pursuant to this Lease, shall be treated as payments of interest on and principal of, respectively, a loan to the Lessee in the amount of the Lease Balance, and (ii) this Lease shall be deemed to, and does, constitute a deed of trust and security agreement, as more particularly set forth in the Lease Supplement to be recorded in the Real Property Records, pursuant to which, in order to secure payment of the aforesaid loan and all amounts advanced by the Lessor pursuant to the Operative Documents, all other amounts payable hereunder and under the Operative Documents by the Lessee and the performance by the Lessee of all of its covenants and obligations under this Lease and under the Operative Documents, for and in consideration of the sum of One Dollar ($1.00) paid to the Lessee, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessee does hereby grant, bargain, sell, convey, assign, transfer and set over to the trustee named in the Lease Supplement, in trust, with the power of sale, for the benefit of the Lessor, its successors and assigns, all of the Lessee’s present and future estate, right, title and interest in and to the portions of the Leased Property which constitute interests in real property, including all right, title and interest of the Lessee, if any, in and to the fee title to, and reversionary interest in, the Leased Property, and a leasehold mortgage on the Lessee’s leasehold estate under this Lease, and a security interest and lien on the portions of the Leased Property which do not constitute interests in real property, and all proceeds of the conversion, voluntary or involuntary, of any or all of the foregoing into cash, investments, securities or other property, to have and to hold such interests in the Leased Property unto the Lessor, its successors and assigns, forever, it being agreed that the provisions set forth in the Lease Supplement hereby are entirely incorporated by reference with respect to the Leased Property with the same force and effect as if set forth at length herein.
          (c) Nature of Transactions. Specifically, without limiting the generality of subsections (a) and (b) of this Article XII, the Lessor and the Lessee intend and agree that in the context of the exercise of remedies under the Operative Documents, and in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statutes of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or any other Person, or any enforcement or collection actions, the transactions evidenced by this Lease and the other Operative Documents is a loan in the amount of the Lease Balance made by the Lessor as an unrelated third party lender to the Lessee, secured by the Leased Property (it being understood that the Lessee hereby grants, bargains, sells, conveys, assigns, transfers and sets over to the trustee named in the Lease Supplement, in trust, for the benefit of the Lessor, and grants a security interest in, the Leased Property (consisting of a fee deed of trust with respect to all right, title and interest of the Lessee in and to the fee title to, and reversionary interest in, the Leased Property and consisting of a security agreement with respect to that portion of the Leased Property constituting personal property and a deed of trust with respect to that portion of the Leased Property constituting real property) and a deed of trust on the Lessee’s right, title, interest and leasehold estate under this

Lease and on the Lessee’s right, title and interest in and to the Leased Property, all to secure such loan and all amounts due under the other Operative Documents, effective on the date hereof, to have and to hold such interests in the Leased Property unto the Lessor and its successors and assigns, forever, and all as more particularly set forth and provided for in the Lease Supplement.
          (d) Security Agreement and Financing Statement. Specifically, but without limiting the generality of subsections (a) and (b) of this Article XII, the Lessor and the Lessee further intend and agree that, with respect to that portion of the Leased Property constituting personal property, for the purpose of securing the Lessee’s obligations for the repayment of the above-described loan and all other obligations of the Lessee under the Operative Documents, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code; (ii) Lessee hereby grants, conveys, assesses and transfers a lien and security interest in and, the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor of a lien and security interest in all of the Lessee’s present and future right, title and interest in and to such portion of the Leased Property, including but not limited to the Lessee’s leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing, into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such loan, effective on the date hereof, to have and to hold such interests in the Leased Property unto the Lessor and its successors and assigns forever; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements and deeds of trust, including, without limitation, the Lease Supplement, as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Leased Property in accordance with this Article XII, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Lease Term.
ARTICLE XIII
EVENTS OF DEFAULT
     The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):
          (a) The Lessee shall fail to make any payment of Basic Rent when due hereunder;

          (b) The Lessee shall fail to make any payment of Supplemental Rent when due and such failure shall continue for a period of five (5) Business Days after written notice of non-payment is given to the Lessee;
          (c) The Lessee shall fail to pay the Lease Balance when due under the Lease, including, without limitation, pursuant to Sections 8.5(b), 11.1, 11.2 or Article XV hereof;
          (d) The Lessee shall fail to deliver to the Lessor the insurance certificates required pursuant to Section 9.3 hereof within ten (10) Business Days after the same are due or the insurance required to be maintained pursuant to Article IX hereof shall lapse;
          (e) The Lessee shall fail to perform or observe any of its obligations under Article X hereof (other than the failure to give notices of subleases and licenses entered into in accordance with Section 10.2) or under Sections 5.1 or 5.10 of the Participation Agreement;
          (f) The Lessee shall fail to perform or observe any of its obligations under the Participation Agreement (other than its obligations under Sections 5.1 or 5.10 thereof) or any of the other Operative Documents and such failure shall continue for a period of twenty (20) days or more after written notice is given to the Lessee;
          (g) (A) An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Lessee or the Guarantor or its or their debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Lessee or the Guarantor, or for a substantial part of its or their assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree providing or ordering any of the foregoing shall be entered; or (B) the Lessee or the Guarantor thereof, shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g)(A) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Lessee or the Guarantor, or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or (C) the Lessee or the Guarantor shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
          (h) Any representation or warranty made by or on behalf of the Lessee or the Guarantor in or in connection with this Lease or any other Operative Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Lease, any other Operative Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made;

          (i) The occurrence of any Event of Default under the Participation Agreement or any other failure of the Lessee to perform or observe its obligations under any of the Operative Documents after the expiration of any applicable notice or cure period (if any);
          (j) The Lessee shall fail to timely perform or observe any covenant, condition or agreement (not included as an Event of Default in any other subsection of this Article) to be performed or observed by it hereunder or under the other Operative Documents and such failure shall continue for a period of thirty (30) days after the Lessee’s receipt of written notice thereof from the Lessor (provided, however, if such failure is other than the payment of money and is of such nature that it can be corrected but not within the applicable period, then that failure shall not constitute an Event of Default so long as the Lessee institutes curative action within the applicable period and diligently pursues that action to completion, but in no event for a period longer than ninety (90) days from the date of notice thereof);
          (k) The occurrence of a “payment default” under the Senior Notes or the Subordinated Notes;
          (l) Any “default” or “event of default” or other similar occurrence shall have occurred after the expiration of any applicable cure or notice periods under any other lease agreement between the Lessor or any Affiliate of the Lessor and the Lessee or any Affiliate of the Lessee or the Guarantor, but only to the extent the same results in the termination of such other lease agreement;
          (m) A default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Lessee, the Guarantor or any of its Subsidiaries (or payment of which is guaranteed by the Lessee, the Guarantor or any of its Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the date of this Lease, or a default or early termination or other similar event occurs under a lease agreement entered into in connection with a Contemplated Lease Financing, which default (i) constitutes a failure to pay any portion of the principal of or a premium, if any, or interest on such Indebtedness when due and payable after the expiration of any applicable grace period provided in such Indebtedness on the date of such default (a “Payment Default”) or (ii) shall have resulted in such Indebtedness being accelerated or otherwise becoming or being declared due and payable prior to its stated maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $2,000,000 or more;
          (n) A final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Lessee, the Guarantor or any of its Subsidiaries and such judgment or judgments remain unpaid and undischarged for a period (during which execution shall not be effectively stayed) of 90 days, provided that the aggregate of all such undischarged judgments exceeds $2,000,000;
          (o) If this Lease or any of the other Operative Documents or term or provision hereof or thereof shall, in whole or in part, cease to be (or shall be claimed by any Person not to be) the legal, valid, binding and enforceable obligations of the Lessee and in full force and effect, or the Lessee or any Affiliate thereof, in any capacity, directly or indirectly, shall purport to terminate (except in accordance with the terms thereof), repudiate, declare voidable or void or otherwise contest, this Lease or any other Operative Document to which it is a party or term or provision hereof or thereof or any obligation or liability of Lessee in any capacity hereunder or thereunder or the effectiveness, validity, binding nature or enforceability thereof; or the security interests and liens securing the Lessee’s obligations under the Operative Documents, in whole or in part, cease to be perfected first security interests and liens;
          (p) Any “default”, “event of default” or other similar occurrence shall have occurred after the expiration of any applicable cure or notice periods under any loan agreement, credit agreement, mortgage or other agreement between the Lessee, any Affiliate of the Lessee or the Guarantor, and any Person, evidencing or securing any indebtedness relating to the Leased Property;
          (q) An ERISA event shall have occurred that, in the opinion of the Lessor, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Lessee and its Subsidiaries and/or the Guarantor in an aggregate amount that could reasonably be expected to result in a Material Adverse Effect; or
          (r) The Guarantor shall fail to pay or perform any of its obligations under the Guaranty.
ARTICLE XIV
ENFORCEMENT
          SECTION 14.1 Remedies. Upon the occurrence of any Event of Default of the type described in clause (g) of Article XIII, the Lease Balance then outstanding, including, without limitation, all accrued Basic Rent, Supplemental Rent and fees and other obligations of the Lessee accrued under the Operative Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of an kind, all of which are hereby waived by the Lessee. Upon the occurrence of any Event of Default other than an Event of Default of the type described in clause (g) of Article XIII, and at any time thereafter during the continuance of such event, the Lessor may, by notice to the Lessee, declare the Lease Balance then outstanding to be due and payable in whole (or in part, in which case any portion of the Lease Balance not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the Lease Balance (or the portion thereof so declared to be due and payable), including, without limitation, all accrued Basic Rent, Supplemental Rent and all fees and other obligations of the Lessee accrued under the Operative Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Lessee. In addition, upon the occurrence of any Event of Default and at any time thereafter, the Lessor may, so long as such Event of Default is continuing, do one or more of the following, without limiting any other right or remedy that the Lessor may have on account of such Event of Default (including, without limitation, accelerating and enforcing the obligation of the Lessee to purchase the Leased Property as set forth in Sections 15.2 and 15.3):

          (a) By notice to the Lessee, rescind or terminate this Lease as of the date specified in such notice, which date shall, unless such notice is subsequently rescinded by the Lessor, become the Lease Termination Date; provided, however, that (i) no reletting, reentry or taking of possession of the Leased Property by the Lessor will be construed as an election on the part of the Lessor to terminate this Lease unless written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default, (iii) the Lessor shall be under no obligation whatsoever to mitigate its damages hereunder but shall be entitled to maintain an action for the payment in full of all amounts due hereunder (including but not limited to payment of the Lease Balance, but subject to the terms and provisions of this Section 14.1), and (iv) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by the Lessor;
          (b) Without prejudice to any other remedy which the Lessor may have for possession of the Leased Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Leased Property and take immediate possession of (to the exclusion of the Lessee) the Leased Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Leased Property, by summary proceedings or otherwise by appropriate legal proceedings, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the other damages of the Lessor, the Lessee shall be responsible for the reasonable and documented costs and expenses of reletting, including brokers fees and the reasonable and documented costs of any alterations or repairs made by the Lessor;
          (c) Pursuant to this Lease and the Lease Supplement, sell or cause to be sold all or any part of the Leased Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except as provided below), and if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Rent Payment Date coinciding with such date of sale (or, if the sale date is not a Rent Payment Date, the Rent Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of (1) the sum of all Rent accrued and unpaid to and including such Rent Payment Date plus an amount equal to the Lease Balance as of the date of sale, over (2) the net proceeds of such sale, after deducting all costs and expenses incurred by the Lessor incident to such sale, including, without limitation, all costs, expenses, fees, premiums and taxes described in Section 15.5(c), plus (B) interest at the Overdue Rate on the foregoing amount from the date of the applicable Event of Default until the date of payment. Notwithstanding the foregoing, in the event the Lessor elects the foregoing remedy, the Lessor shall, concurrent with the closing of the sale of the Leased Property (or any portion thereof), pay to the Lessee or the party entitled thereto an amount equal to the excess, if any, of (i) the net proceeds of such sale, after deducting all costs and expenses incurred by the Lessor incident to such sale, including, without limitation, all costs, expenses, fees, premiums and taxes described in Section 15.5(c), over (ii) the Lease Balance.

          (d) Elect not to terminate this Lease, and continue to demand and collect all Basic Rent, Supplemental Rent and all other amounts payable under this Lease (together with all costs of collection) and enforce the Lessee’s obligations under this Lease as and when the same become due, or are to be performed, and, upon any abandonment of the Leased Property by the Lessee and re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make such alterations and repairs as shall be reasonable or necessary in the judgment of the Lessor in order to relet the Leased Property, and relet the Leased Property or any part thereof for such term or terms (which may be for a long term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable. Upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee’s obligations hereunder in such order, proportion and priority as the Lessor may elect in its sole and absolute discretion, and if such rentals received from such reletting during any Rent Period are less than the Rent to be paid during that Rent Period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the Rent Payment Date in such Rent Period;
          (e) Unless the Leased Property has been sold in its entirety, and whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under clauses (a), (b), (c) or (d) of this Article XIV, the Lessor may demand, by written notice to the Lessee specifying a date not earlier than five (5) Business Days following the date of such notice (the “Final Rent Payment Date”), that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such Final Rent Payment Date as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) in lieu of Basic Rent due for periods commencing on or after such Final Payment Date, an amount equal to the sum of all Rent accrued and unpaid to and including such Final Payment Date, plus an amount equal to the Lease Balance as of such Final Payment Date, including, without limitation, all costs and expenses incurred by the Lessor, plus interest at the Overdue Rate on the foregoing amount from the date of the applicable Event of Default until the date of payment, and upon payment of the aggregate total of such amounts, the Lessor shall convey the Leased Property to the Lessee by quit claim deed pursuant to the provisions of Section 15.2 and Section 15.5 hereof;
          (f) Exercise any other right or remedy that may be available under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Period(s), and such suits shall not in any manner prejudice the right of the Lessor to collect any such damages for any subsequent Rent Period(s), or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;
          (g) Retain and apply against the damages of the Lessor all sums which the Lessor would, absent such Event of Default, be required to pay, or turn over, to the Lessee pursuant to the terms of this Lease; and

          (h) Notwithstanding anything set forth in this Lease or any of the other Operative Documents to the contrary, following the occurrence and during the continuance of any Event of Default (provided that the Leased Property in its entirety has not been sold pursuant to the exercise of remedies under this Lease or any of the other Operative Documents), upon the payment to the Lessor of the Lease Balance and all other amounts owing to the Lessor under the Operative Documents, the Lessee shall be deemed to have exercised its option to purchase the Leased Property pursuant to Section 15.3 hereof, and the Lessor shall cause the interest of the Lessor in the Leased Property to be conveyed to the Lessee in accordance with and subject to the Purchase Procedure set forth in Section 15.5 hereof, by quitclaim deed.
          (i) All costs and expenses incurred by the Lessor in connection with the exercise of remedies pursuant to the Operative Documents shall be payable by the Lessee upon demand.
          SECTION 14.2 Remedies Cumulative; No Waiver; Consents. Each and every right, power and remedy herein specifically given to the Lessor in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as is determined by the Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by the Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lessee or to be an acquiescence therein. The consent of the Lessor to any request made by the Lessee shall not be deemed to constitute or preclude the necessity for obtaining the consent of the Lessor in the future, to all similar requests. No express or implied waiver by the Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future Default or Event of Default. To the extent permitted by Applicable Law, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require the Lessor to sell, lease or otherwise use the Leased Property or part thereof in mitigation of any damages of the Lessor upon the occurrence of a Default or Event of Default or that may otherwise limit or modify any of the rights or remedies of the Lessor under this Article.
ARTICLE XV
PURCHASE OF LEASED PROPERTY
          SECTION 15.1 The Lessee’s Option to Purchase. Subject to the terms and conditions and provisions set forth in this Article XV, the Lessee shall have the option (the “Purchase Option”), exercisable at any time during the Lease Term, to purchase from the Lessor all, but not less than all, of the Lessor’s interest in the Leased Property at the purchase price equal to the Purchase Option Price. Such option must be exercised by written notice to the Lessor, which exercise shall be irrevocable, and such notice shall specify the closing date for the Lessee’s purchase of the Leased Property, which date shall be (i) not less than twenty (20) calendar days following the date of such notice and (ii) in any event not later than the Lease Termination Date. If the Purchase Option is exercised pursuant to the foregoing, then, subject to the provisions set forth in this Article XV, on such closing date, the Lessor shall convey to the

Lessee, and the Lessee shall purchase from the Lessor, the Lessor’s interest in all, but not less than all, of the Leased Property in accordance with the Purchase Procedure as set forth in Section 15.5.
          SECTION 15.2 Purchase Obligation.
          (a) Unless the Lessee shall have properly exercised the Purchase Option and purchased all of the Leased Property pursuant thereto, then, subject to the terms, conditions and provisions set forth in this Article XV, the Lessee shall purchase from the Lessor for a purchase price equal to the Lease Balance, and the Lessor shall convey to the Lessee, on the Lease Termination Date, the Lessor’s entire interest in all, but not less than all, of the Leased Property in accordance with the Purchase Procedure set forth in Section 15.5. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease or the other Operative Documents.
          (b) If the Lessee fails to purchase the Leased Property as provided in Section 15(a) above, the Lessee’s right to purchase the Leased Property pursuant to Section 15(a) shall terminate, and the Lessor shall have the unrestricted right, in addition to and not in lieu of any other remedies available to the Lessor under Article XIV as a result of such failure, to sell the Leased Property to a third party in full or partial satisfaction of the Lessee’s obligations under this Lease. In the event the Lessor elects to sell the Leased Property to a third party as provided herein, the Lessee shall continue to be liable to the Lessor for an amount (the “Lessee’s Net Payment”) equal to the difference between (i) the net proceeds from the sale of the Leased Property, after first deducting therefrom all costs and expenses incurred by the Lessor incident to such sale, including, without limitation, all costs, expenses, fees, premiums and taxes described in Section 15.5(c) (the “Sales Proceeds”), and (ii) the Lease Balance, plus any and all other sums due and owing from the Lessee pursuant to this Lease and the other Operative Documents (collectively, the “Outstanding Lease Obligations”). The Lessor shall have the right to demand payment of the Lessee’s Net Payment from the Lessee at any time following the Lease Termination Date, and the Lessee shall make such payment to the Lessor within five (5) Business Days of the Lessee’s receipt of such demand. In the event the Lessor demands payment of the Lessee’s Net Payment prior to the sale of the Leased Property to a third party, then for purposes of calculating the Lessee’s Net Payment, the Sales Proceeds shall be deemed to equal the Fair Market Sales Value of the Leased Property. Upon the closing of the sale of the Leased Property, if the Sales Proceeds (plus the Lessee’s Net Payment, if previously paid by the Lessee prior to the sale of the Leased Property) exceed the Outstanding Lease Obligations, such excess shall be paid by the Lessor to the Lessee within five (5) Business Days of such closing, and, if the Outstanding Lease Obligations exceed the Sales Proceeds (plus the Lessee’s Net Payment, if previously paid by the Lessee prior to the sale of the Leased Property), such excess shall be paid by the Lessee to the Lessor within five (5) Business Days of such closing.

          SECTION 15.3 Purchase Upon Event of Default. Upon the occurrence of any Event of Default, (i) the Lessor shall have the right, upon twenty (20) days prior written notice to the Lessee, to require the Lessee to purchase the Lessor’s entire interest in all, but not less than all, of the Leased Property, for a purchase price equal to the Lease Balance, and (ii) the Lessee shall have the right, upon twenty (20) days prior written notice to the Lessor, to purchase the Lessor’s entire interest in all, but not less than all, of the Leased Property, for a purchase price equal to the Lease Balance. If the Lessee purchases the Leased Property in accordance with this Section 15.3, the Lessor shall convey the Leased Property to the Lessee (or its designee) in accordance with the Purchase Procedure set forth in Section 15.5.
          SECTION 15.4 INTENTIONALLY OMITTED.
          SECTION 15.5 Purchase Procedure. The provisions of this Section 15.5 are herein and elsewhere in the Operative Documents sometimes referred to as the “Purchase Procedure”.
          (a) If the Lessee shall purchase the Lessor’s interest in the Leased Property pursuant to any provision of this Lease, (i) the Lessee shall accept from the Lessor, and the Lessor shall convey to the Lessee (or its designee), the Lessor’s entire interest in the Leased Property, (ii) upon the date fixed for any purchase of the Lessor’s interest in the Leased Property hereunder, the Lessee shall pay to the order of the Lessor the Lease Balance by wire transfer of federal funds and (iii) the Lessor shall convey to the Lessee the Lessor’s entire interest in the Leased Property by quitclaim deed, together with such bills of sale and other instruments (including, without limitation, a quitclaim deed to any Alterations) as may be necessary to transfer all of the Lessor’s interest in the Leased Property. THE LESSOR’S TRANSFER OF ITS OWNERSHIP INTEREST IN THE LEASED PROPERTY SHALL BE ON AN AS-IS, WHERE-IS, BASIS, WITHOUT ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO DESIGN, CONDITION, QUALITY, CAPACITY, MERCHANTABILITY, HABITABILITY, DURABILITY, SUITABILITY OR FITNESS OF THE LEASED PROPERTY FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER CONCERNING THE LEASED PROPERTY OR ANY PORTION THEREOF. THE LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST THE LESSOR FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE LEASED PROPERTY OR BY THE LESSEE’S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER. NO REPRESENTATION OR WARRANTY SHALL BE MADE BY THE LESSOR AS TO THE EXISTENCE OF ANY LIENS OR ENCUMBRANCES (EXCEPT FOR LESSOR LIENS OTHER THAN PERMITTED LIENS) ON THE LEASED PROPERTY AS OF THE DATE OF SUCH SALE. In connection with, and as a condition to, any such transfer by the Lessor, the Lessee shall pay all charges and expenses incident to such transfer of the Leased Property, including, without limitation, all transfer taxes, recording fees, title insurance premiums, and federal, state and local taxes arising as a result of such transfer, and all fees and expenses of legal counsel of the Lessor reasonably incurred by reason of such transfer.
          (b) The Lessee shall, at the Lessee’s sole cost and expense, obtain all required governmental and regulatory approval and consents and shall make such filings as required by

Applicable Law. In the event that the Lessor is requested and/or required by Applicable Law to take any action in connection with such purchase and sale, the Lessee shall pay all costs incurred by the Lessor in connection therewith. In addition, all charges incident to such conveyance, including, without limitation, the Lessee’s attorneys’ fees, the reasonable attorneys’ fees of the Lessor, any brokerage commissions, all escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely and paid by the Lessee.
          (c) Upon expiration or termination of this Lease resulting in conveyance of the Lessor’s interest in the title to the Leased Property to the Lessee, the Lessor shall not be required to make any apportionment of taxes, insurance, utility charges or other charges payable with respect to the Leased Property, all of such taxes, insurance, utility or other charges due and payable with respect to the Leased Property prior to termination being payable by the Lessee hereunder and all due after such time being payable by the Lessee as then owner of the Leased Property.
          SECTION 15.6 Effect of Conveyance to the Lessee. Upon conveyance by the Lessor to the Lessee of the Lessor’s interest in the Leased Property pursuant to this Article XV, the payment in full of the Lease Balance and the payment and performance of all of the obligations of the Lessee due and owing under this Lease and all of the other Operative Documents, this Lease shall, subject to the terms of Section 18.14 hereof, terminate as to the Leased Property.
ARTICLE XVI
LESSEE’S PERSONAL PROPERTY
     The Lessee may, from time to time, own or hold under lease from Persons other than the Lessor, furniture, trade fixtures and equipment which is located on or about the Leased Property (collectively, the “Lessee’s Personal Property”). Except as expressly provided in this Article XVI, the Lessor waives any statutory and/or contractual lien on the Lessee’s Personal Property as security for this Lease. At any time during the Lease Term and upon the expiration or earlier termination of this Lease, the Lessee may, at its sole cost and expense, remove any or all of the Lessee’s Personal Property from the Leased Property; provided, however, that the Lessee shall not remove, and the Lessor shall have a lien upon any fixture, equipment or other personal property which has been incorporated in the Leased Property. Any of the Lessee’s Personal Property remaining on the Leased Property following the expiration or earlier termination of this Lease shall be considered abandoned by the Lessee, and, at the election of the Lessor, title thereto shall without further act vest in the Lessor, and may be appropriated, sold, destroyed or otherwise disposed of by the Lessor without notice to the Lessee and without obligation to account therefor and the Lessee will pay the Lessor, upon written demand, all reasonable and documented costs and expenses incurred by the Lessor in removing, storing or disposing of the same and all costs and expenses incurred to repair any damage to the Leased Property caused by such removal. The Lessee shall immediately repair at its expense all damage to the Leased Property caused by any such removal (unless such removal is effected by the Lessor, in which event the Lessee shall pay all costs and expenses incurred by the Lessor for such repairs). The Lessor shall have no liability in exercising its rights under this Article XVI, nor shall the Lessor be responsible for any loss of or damage to the Lessee’s Personal Property in connection therewith.

ARTICLE XVII
RIGHT TO PERFORM FOR LESSEE
     If the Lessee shall fail to perform or comply with any of its agreements contained herein, and such failure to perform continues beyond any applicable notice and cure periods, the Lessor may, without prior notice to the Lessee, perform or comply with such agreement, and the Lessor shall not thereby be deemed to have waived any Default or Event of Default caused by such failure, and the amount of such payment and the amount of the expenses of the Lessor (including reasonable attorney’s fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by the Lessee to the Lessor, with interest at the Overdue Rate from the date of such action by the Lessor.
ARTICLE XVIII
MISCELLANEOUS
          SECTION 18.1 Binding Effect; Successors and Assigns; Survival. The terms and provisions of this Lease, and the respective rights and obligations of the parties hereunder, shall be binding upon their respective permitted successors, legal representatives and assigns (including, in the case of the Lessor, any Person to whom the Lessor may transfer the Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns.
          SECTION 18.2 Notices. Unless otherwise specified herein, all notices, offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in accordance with Section 8.2 of the Participation Agreement.
          SECTION 18.3 Severability. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and the Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, the parties hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
          SECTION 18.4 Amendment; Complete Agreements. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.
          SECTION 18.5 Construction. This Lease shall not be construed more strictly against any one party, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.
          SECTION 18.6 Headings. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.
          SECTION 18.7 Counterparts. This Lease may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Lease, (a) the signature pages taken from the separate individually executed counterparts of this Lease may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Lease shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.
          SECTION 18.8 Governing Law. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LEASEHOLD ESTATES, LIENS AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO THE LEASED PROPERTY, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY IS LOCATED.
          SECTION 18.9 Liability of the Lessor Limited. It is expressly understood and agreed by and between the Lessee, the Lessor and their respective successors and assigns that, except as expressly set forth herein, nothing herein contained shall be deemed to be a personal covenant, stipulation, obligation or agreement of any present or future member, officer, agent or employee of the Lessor in other than his official capacity, and no officer, agent or employee of the Lessor shall be subject to any personal liability or accountability by reason of the stipulations, obligations or agreements contained in this Lease. Any obligation of the Lessor created by or arising out of this Lease other than the Lessor’s obligations under Article XV shall never constitute a general debt of the Lessor but shall be payable solely out of Rent and the liability of the Lessor hereunder shall be limited to, the right, title and interest of the Lessor in the Leased Property, any proceeds from the Lessor’s sale or encumbrance thereof, and any Awards or Loss Proceeds (provided, however, that the Lessee shall not be entitled to any double recovery) for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom.
          SECTION 18.10 Estoppel Certificates. Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than fifteen (15) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase the Leased Property or any part thereof), assignee or mortgagee or third party designated by such other party, a certificate stating (i) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements), (ii) the date to which Basic Rent has been paid, (iii) whether or not there is any existing default by the Lessee in the payment of Basic Rent or any Supplemental Rent, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof, (iv) whether or not, to the knowledge of the signer, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (v) other matters concerning the status of this Lease and of any of the Operative Documents to which the Lessee is a party that may be reasonably requested; provided, however, that no such certificate may be requested unless the requesting party has a good faith reason for such request.
          SECTION 18.11 No Joint Venture. Any intention to create a joint venture or partnership relation between the Lessor and the Lessee is hereby expressly disclaimed.
          SECTION 18.12 No Accord and Satisfaction. The acceptance by the Lessor of any sums from the Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessee hereunder is not intended, nor shall any such acceptance be construed, to constitute an accord and satisfaction of any dispute between the Lessor and the Lessee regarding sums due and payable by the Lessee hereunder, unless the Lessor specifically deems it as such in writing.
          SECTION 18.13 No Merger. In no event shall the leasehold interests, estates or rights of the Lessee hereunder merge with any interests, estates or rights of the Lessor in or to the Leased Property, it being understood that such leasehold interests, estates and rights of the Lessee hereunder shall be deemed to be separate and distinct from the Lessor’s interests, estates and rights in or to the Leased Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.
          SECTION 18.14 Survival. The obligations of the Lessee to be performed under this Lease prior to the Lease Termination Date and the obligations of the Lessee pursuant to Article IV, Section 8.4, Section 8.5, Articles XI, XII, and XIV, Sections 15.2, 15.3, and 15.5, and Articles XVI and XVII, and obligations of the Lessee to pay or reimburse the Lessor for expenses or costs or for indemnification, shall survive the expiration or termination of this Lease.

The extension of any applicable statute of limitations by the Lessor, the Lessee or any Indemnitee shall not affect such survival.
          SECTION 18.15 Chattel Paper. To the extent that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the original counterpart by the receipt of the Lessor on its signature page.
          SECTION 18.16 Time of Essence. Time is of the essence of this Lease.
          SECTION 18.17 Recordation of Lease Supplement. The Lessee will, at its sole cost and expense, cause the Lease Supplement to be recorded in the Real Property Records. Upon termination of this Lease in accordance with its terms, except as the result of an Event of Default, the Lessor agrees to execute and deliver such documents as may be reasonably be requested by the Lessee to release such instruments of record.
          SECTION 18.18 Security Funds. Any amounts not payable to the Lessee (including amounts paid to or retained by the Lessor), pursuant to any provision of Article IX, XI or XV or other provisions of the Operative Documents or this Section as a result of the occurrence of a Default or an Event of Default, shall be held by the Lessor as security for the obligations of the Lessee under this Lease and the other Operative Documents. At such time as no Default or Event of Default shall be continuing, such amounts, net of any amounts previously applied to the Lessee’s obligations hereunder or under the other Operative Documents, shall be paid to the Lessee. Any such amounts which are held by the Lessor pending application as provided herein and in the other Operative Documents against the Lessee’s obligations herein and under the Operative Documents or in connection with any exercise of remedies hereunder or thereunder need not be invested but, if invested, may be invested as the Lessor may determine in its sole and absolute discretion. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied in the same manner as the principal invested.
          SECTION 18.19 No Illegal Interest to be Charged. All agreements between the Lessee and the Lessor under this Lease and the other Operative Documents are expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to the Lessor or its successors or assigns for the use, forbearance or detention of the money to be advanced to the Lessee exceed the highest rate permissible under law applicable thereto by a court of competent jurisdiction. If, from any circumstances whatever, fulfillment of any provisions of this Lease or any of the Operative Documents at the time performance of such provision shall be due, shall involve payment of interest at a rate that exceeds the highest lawful rate as so determined, then ipso facto the obligation to be fulfilled shall be reduced to such highest lawful rate. If from any circumstances whatsoever, the Lessor or its successors or assigns shall ever receive interest, the amount of which would exceed such highest lawful rate, the portion thereof that would be excessive interest shall be applied to the reduction of the unpaid Basic Rent; provided, however, that nothing contained herein, in the Participation Agreement, this Lease or any of the Operative Documents shall be deemed to create a defense, contractual or otherwise, to any sums due or to become due or coming due under this Lease, the Participation

Agreement or any of the Operative Documents where no such defense exists at law, as for example, where corporations are barred from asserting the defense of usury or in a case wherein no limit exists upon the rate of interest that may be charged.
          SECTION 18.20 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally (i) submits for itself and its property in any legal action or proceeding relating to this Lease or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in the borough of Manhattan, and appellate courts from any thereof, (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 8.2 of the Participation Agreement or such other address of which the other parties hereto shall have been notified pursuant to said Section 8.2 and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Applicable Law. EACH PARTY, TO THE EXTENT PERMITTED BY LAW, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG OR BETWEEN THE PARTIES HERETO ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES IN CONNECTION WITH THIS LEASE, ANY OTHER OPERATIVE DOCUMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE LESSOR’S ABILITY TO PURSUE ANY REMEDIES CONTAINED IN THIS LEASE, THE OTHER OPERATIVE DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT RELATED HERETO. IT IS EXPRESSLY UNDERSTOOD AND AGREED BY AND BETWEEN THE LESSEE AND THE LESSOR AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS THAT NOTHING HEREIN CONTAINED SHALL BE DEEMED TO BE A COVENANT, STIPULATION, OBLIGATION OR AGREEMENT OF ANY PRESENT OR FUTURE MEMBER, OFFICER, AGENT, OR EMPLOYEE OF THE LESSOR IN OTHER THAN HIS OFFICIAL CAPACITY, AND NO OFFICER, AGENT OR EMPLOYEE OF THE LESSOR SHALL BE SUBJECT TO ANY PERSONAL LIABILITY OR ACCOUNTABILITY BY REASON OF THE STIPULATIONS, OBLIGATIONS OR AGREEMENTS CONTAINED IN THIS LEASE.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

LESSEE:	NAP OF THE CAPITAL REGION, LLC, a Florida limited liability company

	By:	Terremark Worldwide, Inc.
Its: Sole Member

	By:	/s/ Jose Segrera
		Name:	Jose Segrera
		Title:	Chief Financial Officer

LESSOR:	CULPEPER LESSOR 2007-1 LLC, a Delaware limited liability company

	By:	Credit Suisse Management LLC
Its: Sole Member

	By:	/s/ Damien Dwin
		Name:	Damien Dwin
		Title:	Vice President

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APPENDIX I
TO
PARTICIPATION AGREEMENT, LEASE AGREEMENT
AND OTHER OPERATIVE DOCUMENTS
DEFINITIONS AND INTERPRETATION
[See separate text]

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APPENDIX II
DESCRIPTION OF LEASED PROPERTY
I. Land: See Exhibit A attached, together with all Appurtenances.
II. Improvements:
Any and all buildings, structures and improvements hereafter erected on the Land by the Lessee in connection with the making of any Alterations by the Lessee, together with all fixtures, fittings, apparatus, furnishings and equipment constituting a part thereof or incorporated therein, including, without limitation, all heating, electrical, lighting, power, plumbing, air conditioning and ventilation equipment and all replacements of and substitutions for any of the foregoing, but excluding the Lessee’s Personal Property, except as expressly set forth in the Lease to which this Appendix II is appended.

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EXHIBIT A
LEGAL DESCRIPTION OF LAND
PARCEL I:
ALL THAT CERTAIN LOT OR PARCEL OF LAND TOGETHER WITH ALL BUILDINGS AND IMPROVEMENTS THEREON AND PRIVILEGES AND APPURTENANCES THEREUNTO BELONGING, SITUATED, LYING AND BEING ON THE NORTH SIDE OF U.S. ROUTE 29 BY-PASS IN STEVENSBURG MAGISTERIAL DISTRICT, CULPEPER COUNTY, VIRGINIA, AND BY A SURVEY OF JOHN R. HUDSON, CLS, DATED SEPTEMBER 5, 1979, RECORDED IN DEED BOOK 291 AT PAGE 232, SAID LOT CONTAINS 10.0000 ACRES AND IS MORE FULLY DESCRIBED BY METES AND BOUNDS THEREON.
PARCEL II:
(a) ALL THAT CERTAIN LOT OR PARCEL OF LAND, TOGETHER WITH ALL BUILDINGS AND IMPROVEMENTS THEREON AND PRIVILEGES AND APPURTENANCES THEREUNTO BELONGING, SITUATED, LYING AND BEING ON THE NORTHWEST SIDE OF U.S. ROUTES 29-15 (BYPASS), LOCATED IN THE STEVENSBURG MAGISTERIAL DISTRICT, CULPEPER COUNTY, VIRGINIA, AND ACCORDING TO A SURVEY OF BRIAN THROSSELL, CERTIFIED LAND SURVEYOR, DATED OCTOBER 14, 1985, A COPY OF WHICH IS RECORDED WITH THE DEED RECORDED IN DEED BOOK 340, PAGE 60, WHICH IS INCORPORATED HEREIN BY REFERENCE, IS MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO-WIT: “BEGINNING AT A POINT IN THE NORTHERLY RIGHT OF WAY LINE OF ROUTES 29 & 15 (BYPASS), SAID POINT BEING THE MORE EASTERLY CORNER OF THE LAND OF TRICHILO; THENCE, DEPARTING ROUTES 29 & 15 AND RUNNING WITH THE EASTERLY LINE OF SAID TRICHILO, N 24° 68’ 14” W. 770.00 FEET TO A POINT; THENCE, DEPARTING TRICHILO AND RUNNING WITH NEW DIVISION LINES THROUGH THE TRACT; N, 56° 10’ 23” E. 934.32 FEET TO A POINT AND S. 53° 49’ 53” E. 809.68 FEET TO A POINT IN THE AFOREMENTIONED NORTHERLY RIGHT OF WAY LINE OF ROUTES 29 & 15; THENCE, RUNNING WITH SAID NORTHERLY RIGHT OF WAY LINE, S. 51° 54’ 01” W. 111.82 FEET TO A POINT; S. 55° 41’ 04” W. 598.08 FEET TO A POINT; S. 60° 10’ 57” W. 199.81 FEET TO A POINT; S. 53° 43’ 56” W. 199.57 FEET TO A POINT AND S. 58° 13’ 54” W. 221.72 FEET TO THE POINT OF BEGINNING, CONTAINING 20.000 ACRES.”
(b) TOGETHER WITH A NON-EXCLUSIVE USE OF A CERTAIN 60-FOOT WIDE RIGHT OF WAY FOR THE PURPOSE OF INGRESS AND EGRESS AS IS MORE FULLY SET FORTH IN A DEED RECORDED IN DEED BOOK 340, PAGE 60 AND ON A PLAT BY BRIAN THROSSELL, C.L.S., DATED OCTOBER 14, 1985, WHICH IS INCORPORATED HEREIN BY REFERENCE.

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